UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 4, 2010

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 4, 2010, Stephen J. J. Letwin has resigned from the board of directors of Enbridge Energy Company, Inc. (EECI), the general partner of Enbridge Energy Partners, L.P. (EEP), and the board of directors of Enbridge Energy Management, L.L.C. (EEM), the management company of EEP.

Also effective as of October 4, 2010, Al Monaco and Mark A. Maki have been appointed to the board of directors of EECI and the board of directors of EEM. These appointments increase the number of members of the board of directors of EECI to nine and the number of members of the board of directors of EEM to nine. Neither Mr. Monaco nor Mr. Maki has been appointed to any committees of either board of directors.

Also effective as of October 4, 2010, Terrance L. McGill has resigned as President of EEM, Mark A. Maki has been elected as President of EEM and is no longer Vice President – Finance and principal financial officer of EECI, and Stephen J. Neyland has been elected as Vice President, Finance, and Principal Financial Officer of EECI and EEM. Mr. Maki is the principal executive officer of EEM and Mr. Neyland is the principal financial officer of EECI and EEM. As a limited partnership, EEP has no officers or directors of its own.

Prior to his election as President and appointment as principal executive officer of EEM, Mr. Maki, age 46, was elected Vice President, Finance of EECI and EEM in July 2002. Prior to that time, he served as Controller of EECI and EEM from June 2001, and prior to that, as Controller of Enbridge Pipelines from September 1999.

Prior to his election as Vice President, Finance, and Principal Financial Officer and appointment as principal financial officer of EECI and EEM, Mr. Neyland, age 43, was elected Controller of EECI and EEM from September 2006, Controller, Natural Gas from January 2005 to September 2006, Assistant Controller from May 2004 to January 2005, and in other managerial roles in Finance and Accounting from December 2001 to May 2004. Prior to that time, Mr. Neyland was Controller of Koch Midstream Services from 1999 to 2001.

The above resignations and elections are presented in the news release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: October 4, 2010	By:	/s/ Bruce A. Stevenson
Bruce A. Stevenson
Corporate Secretary
(Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description
99.1	Joint news release of Enbridge Inc. and Enbridge Energy Partners, L.P. dated October 4, 2010 announcing officer and director changes.